June 2026 Corporate Presentation Advancing T Cell Engagers for Solid Tumors

Important Notice and Disclaimers This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company’s strategy, future operations, prospects, and plans and objectives of management, are forward-looking statements. These statements may be identified by words such as “may,” “will,” “expect,” “believe,” “could,” “estimate,” “potential,” “anticipate,” “look forward,” “plan,” “intend,” and similar expressions. Forward-looking statements in this presentation include, without limitation, statements regarding (i) the Company’s business strategy, cash flows, cash runway and funding status, (ii) potential growth opportunities, (iii) clinical development activities, (iv) the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates, (v) estimates of potential market size and opportunity, and (vi) other non-historical statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied, and the Company cannot assure that its plans, intentions, expectations, or strategies will be achieved. These risks and uncertainties include, without limitation: (i) uncertainties regarding the Company’s expectations, projections, and estimates of future costs and expenses, capital requirements, the availability of additional financing and the Company’s capital requirements; (ii) the timing, progress, and results of the Company’s discovery, preclinical and clinical development activities; (iii) clinical trial site activation and enrollment; (iv) unexpected safety or efficacy data observed during preclinical studies or clinical trials; (v) the risk that results from nonclinical or clinical studies may not be predictive of future results, and that interim data are subject to further analysis; (vi) uncertainties related to the regulatory approval process; (vii) the Company’s reliance on third parties; (viii) macroeconomic conditions; and (ix) whether the Company has sufficient funding to meet future operating expenses and capital expenditure requirements. Additional factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and in the Company’s other filings with the SEC, including future reports. Except as required by law, the Company undertakes no obligation to update or revise any forward- looking statements, which speak only as of the date of this presentation, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified any information obtained from third- party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations. References in this presentation to research reports or to articles and publications should not be construed as depicting the complete findings of the entire referenced report or article. This presentation discusses product candidates that are under preclinical and clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific, preclinical and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement Executive Summary Context Therapeutics Inc. - June 20262

Building a Leading T cell Engager (TCE) Pipeline Executive Summary Strategy Developing potentially best-in-class TCE for solid tumors • Tumor antigens that are clinically validated by antibody drug conjugates (ADC) or chimeric antigen receptor T cell therapy (CAR-T) • Limited or weak competition addressing large market opportunities • High affinity CD3 to maximize solid tumor response Pipeline CTIM-76: Claudin 6 (CLDN6) x CD3 bispecific antibody • CLDN6 is overexpressed in ovarian, endometrial, lung, testicular, and other solid tumors • CTIM-76 was designed to bind selectively to CLDN6 over similar claudin family members, including CLDN3/4/9 CT-95: Mesothelin (MSLN) x CD3 bispecific antibody • MSLN is overexpressed in pancreatic, lung, colorectal, and other solid tumors • CT-95 was designed to bind selectively to membrane-bound MSLN to enhance drug exposure and activity CT-202: Nectin-4 x CD3 bispecific antibody • Nectin-4 is overexpressed in bladder, lung, breast, colorectal, and other solid tumors • CT-202 was designed to be conditionally active within the tumor microenvironment Capitalization Strong financial position with high quality investor base • Expected cash runway into mid-2027 Context Therapeutics Inc. - June 20263

Executive Summary

Pipeline Overview

PROGRAM	TARGET	ADDRESSABLE MARKET (U.S. ONLY)	PRECLINICAL	PHASE 1	PHASE 2	ANTICIPATED MILESTONES
CTIM-76	Claudin 6 (CLDN6)	> 50,000 patients				**Q4 2026**: QW updated data **Q2 2027**: Q3W dosing data
CT-95	Mesothelin (MSLN)	> 100,000 patients				**Sept 2026**: Preliminary Ph 1a data
CT-202	Nectin-4	> 125,000 patients				**Q3 2026**: Ph 1 FPI

CTIM-76: CLDN6 x CD3


α-CLDN6
Fab
α-CD3
scFv

Product differentiation: highly selective for CLDN6 over CLDN3/4/9

Safety: potent CD3 induction without broad cytokine activation

Potential Indications: ovarian, endometrial, lung

CT-95: MSLN x CD3


α-MSLN
Fab
α-CD3
scFv

Product differentiation: avidity optimized to avoid mesothelin (MSLN) fragments

Safety: sterically hindered CD3 to avoid T cell crosslinking

Potential Indications: lung, pancreatic, ovarian, colorectal

CT-202: Nectin-4 x CD3


α-Nectin-4
Fab
α-CD3
scFv

Product differentiation: conditionally activate in the tumor microenvironment

Safety: sterically hindered CD3 to avoid T cell crosslinking

Potential Indications: bladder, colorectal, breast, lung

4 Context Therapeutics Inc. - June 2026

Addressable market is the estimated patient population derived from tumor antigen positive population multiplied by Relapsed/Refractory (R/R) incident population.

Executive Summary

Context is Positioned to Develop the Next Generation of Transformative T Cell Engagers

Potential to expand into early treatment lines through synergistic drug combinations

Optimized Novel Monotherapies

CTIM-76



CT-95



CT-202



Bispecific TCE Engineered for:

- Best-in-class efficacy
- Reduced risk of CRS
- Target selectivity
- Pharmacokinetics

Synergistic Combination Approaches

TCE + ADC



TCE + PD-1xVEGF



Potential Opportunities for:

- Complementary mechanisms to enhance activity
- Improved safety due to non-overlapping toxicities
- Synergistic immunologic effects

5 Context Therapeutics Inc. - June 2026

T Cell Engager Strategy Context Therapeut ics Inc . - June 20266

T Cell Engaging (TCE) Bispecific Antibodies T Cell Engager Strategy Context Therapeutics Inc. - June 20267 Mechanism of Action T-cell engagers (TCEs) are bispecific antibodies designed to redirect cytotoxic T lymphocytes toward malignant cells. These molecules simultaneously bind to a tumor-associated antigen on the cancer cell and to CD3, a component of the T-cell receptor complex. This dual engagement facilitates T-cell activation, immune synapse formation, and targeted cytolysis of tumor cells. TCE-mediated Cancer Cell Death TCE Bispecific Antibody T Cell Cancer Cell Target Antigen CD3 Cancer Cell Killing

T Cell Engager Strategy

10 FDA Approvals for TCE for Solid and Liquid Tumors

Recently approved TCE have had strong initial commercial launches

- 2014: BLINCYTO (blinatumomab) for injection 35 mcg single-dose vial
- 2022: KIMMTRAK (tebentafusp-tebn) Injection for Intravenous Use 100 mcg/0.5 mL; TECVAYLI (teclistamab-cqyv) Injection for subcutaneous use 10 mg/mL and 90 mg/mL; Lunsumio mosunetuzumab-axgb injection for intravenous use 1 mg | 30 mg
- 2023: COLUMVI glofitamab-gxbm injection for intravenous use 2.5 mg | 10 mg; TALVEY (talquetamab-tgvs) Injection for subcutaneous use 2 mg/mL and 40 mg/mL; epkinly epcoritamab-bysp SUBCUTANEOUS INJECTION 4mg | 48mg; ELREXFIO (elranatamab-bcmm) injection for subcutaneous use
- 2024: IMDELLTRA (tarlatamab-dlle) for injection 1 mg & 10 mg single-use vials
- 2025: LYNOZYFIC (linvoseltamab-gcpt) Injection 5mg | 200mg

Product	Target	2025 Revenue[1]
Blincyto	CD19 x CD3	$1,559 million
Tecvayli	BCMA x CD3	$670 million
Imdelltra	DLL3 x CD3	$627 million
Talvey	GPRC5D x CD3	$463 million
Epkinly	CD20 x CD3	$468 million
Kimmtrak	Gp100 x CD3	$400 million
Columvi	CD20 x CD3	$375 million
Lunsumio	CD20 x CD3	$168 million

1 Information from 2025 earnings filings and other public disclosures. Information provided is for illustrative purposes only and is not indicative of future performance.

8 Context Therapeutics Inc. - June 2026

TCE Success in Solid Tumors Asset Tarlatamab (AMG757) HPN328 QLS31905 IBI389 VIR-5500 JANX007 JNJ-78278343 Xaluritamig (AMG509) Ubamatamab (REGN4018) Target x Effector DLL3 x CD3 DLL3 x CD3 CLDN18.2 x CD3 CLDN18.2 x CD3 PSMA x CD3 PSMA x CD3 KLK2 x CD3 STEAP1 x CD3 MUC16 x CD3 Cancer Indication Small Cell Lung Small Cell Lung Pancreatic Pancreatic Prostate Prostate Prostate Prostate Ovarian Patients (n) 100 73 12 27 11 8 33 21 13 Efficacy ORR: 40% PFS: 4.9 mos. ORR: 55% DoR: 10.8 mos. ORR: 25% PFS: 3.9 mos. ORR: 38% PSA50: 100% ORR: 36% PFS: ~6 mos. PSA50: 100% ORR: 13% PFS: 7.9 mos. PSA50: 42% ORR: 8% PFS: 7.9 mos. PSA50: 50% ORR: 20% PFS: 7.8 mos. ORR: 31% Grade ≥ 3 CRS 1% 1% 3% 0% 2% 8% 0% 2% 0% Reference Ahn 2023 ESMO 2025 ASCO 2025 ASCO 2024 ASCO GU 2026 Dec 2025 data cutoff ASCO 2025 ESMO 2024 ESMO 2022 T Cell Engager Strategy Context Therapeutics Inc. - June 20269 Information provided in the table above as of March 1, 2026. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. TCE efficacy in cold tumors with a low rate of cytokine release syndrome (CRS)

CTIM-76 CLDN6 x CD3 bispecific antibody Context Therapeut ics Inc . - June 202610

CLDN6 Therapies Have the Potential to Reach a Large Patient Population >50,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CTIM-76 Program 11 Context Therapeutics Inc. - June 2026 Initial indications of interest based on: • CLDN6 prevalence • Patient population size • CLDN6 target validation Selected Cancer indications Incidence (US Only) R/R Incidence CLDN6 Positive CLDN6 Med/High Patient Population Based on R/R Incidence Ovarian 21,010 19,500 75%1 35%1 14,625 Endometrial 68,270 17,000 50%1 22%1 8,500 Testicular 9,810 750 100%3 >95%3 750 Non-Small Cell Lung 199,586 122,500 26%2 6%2 31,850 Colon 158,850 36,600 43%3 0%3 15,738 Breast 321,910 66,000 40%3 0%3 26,400 1 Context internal Phase 1 data; 2 Context internal biopsy prevalence screen data; 3 Mackensen, Nature Medicine, 2023. Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population.

CTIM-76 Program

CLDN6 is an Attractive Target for Immunotherapy

CLDN6 is an Ideal TCE Target

- CLDN6 is an oncofetal protein. Normally present at higher levels during embryonic development
- Turned off or have low levels of expression in adult tissues
- Expression increases with cancer disease stage
- Tetraspan protein; does not readily internalize


Antibody Binding Domain
Extracellular Space
Cytoplasm

CLDN6 Protein

Avoiding CLDN3 and CLDN4 is a Critical Safety Determinant


CLDN9
CLDN6
CLDN4
CLDN3
CLDN5
CLDN8
CLDN17
CLDN2
CLDN14
CLDN20
CLDN7
CLDN1
CLDN19
CLDN34
CLDN12
CLDN23
CLDN16
CLDN24
CLDN22
CLDN15
CLDN18
CLDN11
CLDN15
CLDN10

Claudin Gene Family

CLDN6 **selectivity is required** to avoid off-target liabilities

The CLDN6 antibody binding region is **highly conserved** with CLDN3 and CLDN4 – differing by only 3 amino acids[1]

CLDN3 and CLDN4 are enriched in the liver and antibody binding may result in **liver enzyme elevations**[2,3]

12 Context Therapeutics Inc. - June 2026

1 Screnci, Cancer Res, 2022; 2 Tanaka, J Hepatol, 2018; 3 Cordat, Physiology, 2019; Li, FEBS Open Bio, 2020

CTIM-76 Program

CTIM-76: Claudin 6 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-CLDN6
Fab
α-CD3
scFv
Silenced Fc
IgG1
backbone

Optimized structure for CLDN6 selectivity, potency, and manufacturability

- Highly selective CLDN6 binding fragment antibody-binding (Fab) arm
- Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is functionally monovalent to avoid aberrant T cell activation
- Silenced Fc domain to avoid off target immune cell activation

Potentially wide therapeutic window

- T cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines
- Humanized CLDN6 and CD3 binding domains

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

13 Context Therapeutics Inc. - June 2026

CTIM-76 Program

Positive Phase 1a Clinical Data Observed for CTIM-76

CTIM-76 has been granted FDA Fast Track Designation

Pan-PROC Target

~75% of platinum resistant ovarian cancer (PROC) patients are CLDN6+

↓

Potential for Rapid Clinical Enrollment

Clinical Activity in Late Line PROC

7 (5-16) prior lines of therapy

29% confirmed ORR

57% confirmed DCR

66% of patients on therapy

↓

Potential to Address ADC Resistance in PROC

Low Rate of CRS in PROC

11% Grade 1 CRS at target dose levels

↓

Potential for Outpatient Dosing

CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. RECIST-evaluable PROC population (n=9 patients at target doses) is defined as having measurable disease documented at baseline according to RECIST v1.1 criteria and at least one follow-up tumor assessment after a full cycle of treatment. Disease Control Rate: Patients achieving confirmed stable disease, partial response, or complete response. Data as of May 29, 2026

14 Context Therapeutics Inc. - June 2026

CTIM-76 Program

Significant Market Opportunity in High Unmet Need CLDN6+ Post-ADC PROC

- **~75%** of PROC patients are CLDN6+
- **No approved treatment option** specifically for this biomarker selected PROC population
- **~42,000** CLDN6+ PROC patients globally (US, EU7, JP)
- CLDN6 has **significant target overlap** with promising ADC targets, including FRα, CDH6, NaPi2b – opening the door to potential combination opportunities
- **Additional opportunities** in earlier lines of ovarian cancer and other tumor types with CLDN6 overexpression, including non-small cell lung (NSCLC) and endometrial cancer

Broad Use Case as Monotherapy or Combination

CTIM-76



CTIM-76 + ADC



Potential Opportunities for:

- Monotherapy development post-ADC
- Combination development with ADC, VEGF, or chemotherapy

Patient population based on multiplying NIH SEER 2026 ovarian cancer estimates in United States and prevalence estimates for EU7 and Japan by ~80% of all PROC (based on internal data)

15 Context Therapeutics Inc. - June 2026

CTIM-76 Phase 1a Dose Escalation Trial Target population • Ovarian, endometrial and testicular cancer relapsed to standard of care (all comers) • CLDN6+ positive via IHC (≥10% 1+ staining) Trial objectives • Assess safety and tolerability • Pharmacokinetic and pharmacodynamic data • Evaluate preliminary anti-tumor activity Dosing and Administration • Step dosing • Pretreat patients with 16 mg dexamethasone 1 hour prior to C1D1 and C1D8 doses CTIM-76 Program Path to the identification of optimal prime dose, full dose, and dosing schedule CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026 22.5  70 µg (n=3) 70  140 µg (n=4) 22.5 µg (n=1) 140  280 µg (n=4) 140  560 µg (n=4) cohorts at predicted sub-therapeutic doses 70  210 µg (n= 5) 70  280 µg (n=3-12) 70  420 µg (n=3-12) 2H 2026 evaluating Q3W dosing in ovarian patients exceeded target exposure 70  TBD µg (n=3-12) 16 Context Therapeutics Inc. - June 2026 Dose Level 1 Dose Level 2 Dose Level 3 Dose Level 4 Dose Level 5 Dose Level 3a QW dose escalation (n=21)

CTIM-76 Program

CTIM-76 Exhibits Compelling Pharmacokinetic (PK) Properties

Weekly Dosing (QW)

210 and 280µg doses displayed optimal PK properties, including Cmax below target saturation (EC90) and Cmin above activity threshold (EC50)

560µg resulted in target saturation and was associated with rapid T cell exhaustion


140 µg
210 µg
280 µg
560 µg
Mean (SD) CTIM-76 Concentration (ng/mL)
1000
100
10
1
EC90
EC50
0
48
96
144
192
Nominal Time (hr)

Every Three Week (Q3W) PK Simulation

Reducing TCE dose frequency has been shown to reduce T cell exhaustion, resulting in improved treatment response and durability[1]

Q3W dosing of CTIM-76 may optimize T cell activation and recovery through on/off cycling


280 µg, mean
280 µg, low
280 µg, high
Predicted CTIM-76 Concentration (ng/mL)
1000
100
10
1
0.1
EC90
On
EC50
Off
0
504
1008
1512
2016
2520
3024
Time (hr)

17 Context Therapeutics Inc. - June 2026

CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026. 1 Pasritamig: Autio ESMO 2025 . Q3W = every three weeks.

Patient Demographics at Target Doses of 140 to 280 µg CTIM-76 evaluated in heavily pre-treated patients with high tumor burden CTIM-76 Program Context Therapeutics Inc. - June 202618 Baseline Characteristics All Comers N 13 Age, n (range) 61 (29-72) ECOG, n (range) 1 (0-1) Ovarian, n (%) 9 (69) Testicular, n (%) 3 (23) Endometrial, n (%) 1 (8) Prior therapies, median (range) 6 (3-16) 1, n (%) 0 (0) 2 0 (0) 3 3 (23) 4 1 (7) ≥5 9 (69) Baseline Characteristics Ovarian N 9 Age, n (range) 63 (53-74) ECOG, n (range) 0 (0-1) Sum of longest dimension (mm) 71 (39-114) Liver metastases, n (%) 4 (44) H-Score, median (range) 145 (25-300) Prior therapies, median (range) 7 (5-16) Checkpoint Inhibitor, n (%) 5 (55) ADC 8 (89) DNA Repair 7 (78) VEGF 9 (100) CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026. ADC = antibody drug conjugate; DNA Repair = PARP, WEE1, or Chk1/2 inhibitor; VEGF = bevacizumab or PD-1xVEGF. Because the trial permits use of archival biopsy specimens, some samples may reflect earlier stages of disease and prior treatment history rather than contemporaneous tumor biology at study entry.

Safety Analysis at Target Doses of 140 to 280 µg Observed to be well-tolerated with a favorable safety profile • Adverse events (AE) generally occurred during the first or second dose • Most events were low grade, of short duration, and were reversible with standard management • Low rate of cytokine release syndrome (CRS) CTIM-76 Program Context Therapeutics Inc. - June 202619 CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026. All comers = ovarian, testicular, and endometrial patients at target dose levels. TEAE ≥15% in patients. Treatment Emergent Adverse Events (TEAE) All Comers Ovarian N (%) 13 9 Any 13 (100) 9 (100) Related 13 (100) 9 (100) Serious 5 (39) 3 (33) Related Serious 2 (15) 1 (11) Grade 1 CRS 2 (15) 1 (11) Grade ≥2 CRS 0 (0) (0) Dose Reduction 0 (0) 0 (0) Discontinuation 0 (0) 0 (0) Ovarian: overall TEAE and Serious TEAE for by Maximum Severity Grade (N=9)

CRS in PROC Patients at Target Dose Levels Benchmarking CRS profiles across approved and experimental TCE 0% 10% 20% 30% 40% 50% 60% Talvey (GPCR5) Elfrexio (BCMA) Epkinly (CD20) Brenetafusp (PRAME) Imdelltra (DLL3) HPN328 (DLL3) CTIM76 (CLDN6) Pasritamig (KLK2) C RS R at e Grade 1 Grade 2 Grade 3 CTIM-76 Program Context Therapeutics Inc. - June 202620 CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026. CTIM-76 CRS derived from 16% Grade 1 CRS in all comers patients (n=13). Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, sample size, inclusion and exclusion criteria and many other factors. Imdelltra; Epkinly; Elrexfio; Talvey: Prescribing label. HPN329: Beltran ASCO 2024. Brenetafusp: Freidman ESMO 2024. Pasritamig: Autio ESMO 2025, Stein ASCO 2025 Low CRS rates may be driven by both programs having tumor restricted targets and utilizing step dosing plus steroid prophylaxis

CTIM-76 Interim Phase 1a Data at Target Doses Tumor reduction combined with manageable CRS profile supports continued clinical development CTIM-76 Program Context Therapeutics Inc. - June 202621 Best Overall % Change in Tumor Size From Baseline* CRS Grade Ef fic ac y Sa fe ty -6% -15% -37% -46% -85% -100% -80% -60% -40% -20% 0% 20% Step Dose Cohort 70/140 µg 70/210 µg 0 1 2 3 4 • Limited CRS to date • Dose proportional anti-tumor activity • Tumor shrinkage across multiple lesions and patients, providing evidence of effective T cell engagement E O T T O O On treatment E Endometrial cancer O Platinum-resistant ovarian cancer T Testicular cancer PR PR PD SD O CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. RECIST-evaluable population (n =10 patients at target doses) is defined as having measurable disease documented at baseline according to RECIST v1.1 criteria and at least one follow-up tumor assessment after a full cycle of treatment. *Best tumor reduction at any time point in evaluable patients. Data as of May 29, 2026. O 140/280 µg O O

CTIM-76 Anti-tumor Activity at Target Dose Levels Emerging durability signal, despite weekly dosing during escalation phase CTIM-76 Program 22 CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. RECIST-evaluable population (n =10 patients at target doses) is defined as having measurable disease documented at baseline according to RECIST v1.1 criteria and at least one follow-up tumor assessment after a full cycle of treatment. Disease Control Rate: Patients achieving confirmed stable disease, partial response, or complete response. Data as of May 29, 2026. All Comers Ovarian Patient enrolled, n 13 9 RECIST evaluable, n 10 7 Not RECIST evaluable, n 1 0 Pending 1st Scan 2 2 Overall Response Rate (ORR), n (%) 2 (20) 2 (29) Stable Disease (SD), n (%) 3 (30) 2 (29) Disease Control Rate (DCR), n (%) 5 (50) 4 (57) Context Therapeutics Inc. - June 2026 70/140 µg 70/210 µg 140/280 µg Step Dose Cohort -100 -80 -60 -40 -20 0 20 0 5 10 15 20 25 30 35 40 C ha ng e fr om B as el in e (% ) Week Spider Plot On treatment

CTIM-76 Program Context Therapeutics Inc. - June 202623 CTIM-76 Anti-tumor Activity at Target Dose Levels Emerging durability signal with the potential to further improve with less frequent CTIM-76 dosing CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Swimmer plot includes all comers at target dose levels (n=13). Data as of May 29, 2026. Indication Prior Rx Dose Testicular 3 280 Ovarian 5 280 Testicular 3 280 Ovarian 8 280 Ovarian 7 210 Ovarian 6 210 Ovarian 7 210 Ovarian 16 210 Ovarian 11 210 Ovarian 5 140 Ovarian 4 140 Endo 6 140 Testicular 3 140 1 2 3 4 5 6 Months on Treatment 7 8 9 10 Progressive Disease Stable Disease Partial Response RECIST Response 11

CTIM-76 Program

Significant RECIST Response in Ovarian Patient with Liver Lesions

	Baseline CA125 3108 ng/mL	**Week 9** CA125 272 ng/mL	**Week 16** CA125 166 ng/mL
T01 liver, right Liver Size	 LA: 11.9 mm CT: SE 2 / IN 11	 LA: 6.6 mm (-44.5% ΔP) CT: SE 2 / IN 50	95% CA125 Decline LA: ~5.0 mm (-24.2% ΔP) CT: SE 2 / IN 49 Too small
T02 Liver, left Size	 LA: 15.3 mm CT: SE 2 / IN 28	 LA: 7.5 mm (-51.0% ΔP) CT: SE 2 / IN 61	 LA: 6.2 mm (-17.3% ΔP) CT: SE 2 / IN 59

Patient Case Study Detail

- PROC patient administered 140μg
- 53-year-old female
- High disease burden; liver and peritoneum
- 5 prior lines of treatment and treatments included mirvetuximab, pembrolizumab, olaparib, VLS-1488
- Rapid progression on two prior therapies
- Confirmed PR, 85% decrease in tumor diameter
- Disappearance of peritoneal target lesion
- On treatment for 162 days; progression due to new lesions

24 Context Therapeutics Inc. - June 2026

Context Internal Data. CTIM-76-101. Study Patient Biopsy.

T Cell Exhaustion is a Critical Determinant of Tumor Response Durability Q3W dosing may delay T cell exhaustion, improve treatment durability, and be more convenient for patients1 CTIM-76 Program Context Therapeutics Inc. - June 202625 Context Internal Data. CTIM-76-101. Study Patient correlative data. 1 Autio, Pasritamig in mCRPC, ESMO2025 • Response profiles for two patients with similar tumor burden and H-scores were compared • Markers of T cell exhaustion (%TIM3+ CD8T) were dose proportional Ovarian Patient @ 70/140 µg Testicular Patient @ 140/280 µg 0 1000 2000 3000 4000 0% 25% 50% 1 32 60 91 121 152 182 AF P % TI M 3+ C D 8T Days %TIM3+ CD8T AFP 0 750 1500 2250 3000 0% 25% 50% 1 32 60 91 121 152 182 C A1 25 % TI M 3+ C D 8T Days %TIM3+ CD8T CA125 Partial Response (-54%) Partial Response (-85%) Progressive Disease (-85%; PD non-target) Stable Disease (-1%) Stable Disease (-6%) Stable Disease (-6%; PD new lesion)

CTIM-76 Program Context Therapeutics Inc. - June 202626 Competitive Profile for CTIM-76 in PROC Encouraging tumor response and safety profile in heavily pretreated / ADC-experienced patient population CTIM-76 Multiple Nab-Paclitaxel Azenosertib Brenetafusp Target CLDN6 CDH6, FRα, NaPi2b Microtubule Wee1 (CCNE1 amplified) PRAME Format TCE ADC Chemotherapy Small Molecule TCE Prior ADC (%) 89 3-20 3 15 11 Prior Lines, median 7 3-5 2 3 4 ORR (%) 29 46-55 30 33 6 Trial NCT06515713 REJOICE Ovarian-01, Rainfol-01, NAPISTAR ROSELLA DENALI Part 1b ESMO 2024 Data are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, sample size, inclusion and exclusion criteria and many other factors. CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515713. Data as of May 29, 2026.

CT-95 MSLN x CD3 bispecific antibody Context Therapeut ics Inc . - June 202627

CT-95 Program

MSLN Therapies Have the Potential to Reach a Large Patient Population

>100,000 patients per year in the United States in Relapse/Refractory (R/R) Setting

Initial indications of interest based on:
- MSLN prevalence
- Patient population size
- MSLN target validation

Selected Cancer indications	Incidence (US Only)	R/R Incidence	MSLN Positive	MSLN Med/High	Patient Population Based on R/R Incidence
Non-Small Cell Lung	199,586	122,500	55%	36%	67,375
Pancreatic	67,530	47,850	80%	61%	38,280
Colon	158,850	36,600	41%	17%	15,006
Ovarian	19,900	19,500	90%	80%	17,550
Mesothelioma	3,000	2,500	70%	60%	1,750
Esophageal	22,530	16,290	41%	26%	6,679
Endometrial	68,270	17,000	45%	23%	7,650
Gastric	31,510	11,200	49%	23%	5,488

Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; MSLN target prevalence is based on Simon et al, Biomedicines, 2021. Patient population derived from MSLN positive population multiplied by R/R incident population.

28 Context Therapeutics Inc. - June 2026

MSLN Target Biology Shed mesothelin (sMSLN) in tumor microenvironment requires a creative solution to overcome CT-95 Program Context Therapeutics Inc. - June 202629 MSLN is bound to tumor cells via a GPI-anchor Like many GPI-anchored proteins, MSLN can be cut into smaller fragments1,2 The MSLN gene encodes a precursor that is cleaved into two products: a soluble N-terminal protein called megakaryocyte potentiating factor (MPF), and a membrane-bound fragment called full length mesothelin (FL-MSLN) sMSLN serves as a competitive sink, preventing antibodies from binding to the tumor, which can lead to suboptimal drug exposure and efficacy Overcoming Fragmented MSLN in the Tumor Microenvironment 1 Zhang, Transl Oncol, 2022; 2 Liu, Commun Biol, 2020; GPI = Glycosylphosphatidylinositol Precursor MSLN Protein FL-MSLNMPF Tumor Cell Enzymatic cleavage GPI sMSLN fragments Enzymatic cleavage

CT-95 Program

CT-95: MSLN x CD3 T cell Engaging (TCE) Bispecific Antibody


α-MSLN
Fab
Silenced Fc
α-CD3
scFv
IgG1
backbone

Novel design to overcome mesothelin (MSLN) sink

- Binds to membrane-proximal MSLN epitope
- Affinity tuned MSLN binding
- Cooperative binding results in high affinity binding of CT-95 to tumor

Potentially wide therapeutic window

- No crosslinking by shed MSLN, mitigating off-tumor T cell activation
- Cooperative binding of MSLN on tumor surface crosslinks CD3, activating T cells

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

Anticipate Preliminary Phase 1a Data in September 2026

30 Context Therapeutics Inc. - June 2026

Cytotoxicity in the Presence of Soluble MSLN CT-95 Intended to Overcome MSLN Sink HPN-536 (Harpoon Therapeutics) binds to soluble MSLN (sMSLN) in a dose proportional manner, limiting therapeutic exposure CT-95 Program Context Therapeutics Inc. - June 202631 CT-95 +10nM sMSLN +30nM sMSLN HPN-536 +10nM sMSLN +30nM sMSLN HPN-536 clones are not derived from the original manufacturer and were produced for this research study based on the published sequence of their antibody variable chains; thus, the clones used in this study are biosimilars and may not be identical to the antibodies formulated for clinical development. OVCAR-3 Cytotoxicity OVCAR-3 Cytotoxicity

CT-95 Program

CT-95 Phase 1a/b Study

An open-label, multi-center, dose escalation / expansion, safety, and PK study (NCT06756035)

Biomarker stratification

- Ovarian, pancreatic, and mesothelioma do not require prospective screening
- All other indications require prospective MSLN screening via IHC (≥10% 1+ staining)

Trial objectives

- Assess safety and tolerability at increasing dose levels
- Pharmacokinetic and pharmacodynamic data
- Evaluate preliminary anti-tumor activity

Dosing and Administration

- Weekly IV infusion
- Single step dose
- Pretreat patients with 10 mg dexamethasone 1 hour prior to C1D1 and C1D8 doses

Phase 1a Dose Escalation

Cohort	Dose		Done	Status	n
Cohort 1	0.1 µg/kg	MABEL Dose	☑	Completed	(n=1)
Cohort 2	0.3 µg/kg		☑	Completed	(n=4)
Cohort 3	0.18 → 0.6 µg/kg	Active Dose Level	☑	Completed	(n=3)
Cohort 4	0.27 → 0.9 µg/kg			Enrolling	(n=6)
Cohort 5	0.36 → 1.2 µg/kg				

Trial status information provided as of March 20, 2026

32 Context Therapeutics Inc. - June 2026

CT-95 Competitive Landscape CT-95 is avidity enhanced, affinity tuned, and binds to membrane-bound MSLN CT-95 Program Context Therapeutics Inc. - June 202633 CT-95 AMG-305 HPN-536 JNJ-79032421 ZW171 Company Context Amgen4 Harpoon1 JNJ Zymeworks2,3 Format 2 + 2 1 + 1 + 2 CDH3 + MSLN dBiTE TriTAC 1+1 2 + 1 Avoids sMSLN ✘ ✘ ✘ Affinity Tuned ✘ ✘ ✘ ✘ High Affinity CD3 ✘ ✘ ✘ Program Status Phase 1 FPI Apr 2025 Phase 1 FPI Oct. 2023 Phase 1 Discontinued Phase 1 Discontinued Phase 1 Discontinued Clinical trials.gov accessed on October 30, 2025 1 Harpoon Therapeutics Corporate Presentation, 4 November 2021; 2 Piscitelli, PEGS Boston, 2023; 3 Zymeworks R&D Day, 2022; 4 WO2022096716A2. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

CT-202 Nectin-4 x CD3 bispecific antibody Context Therapeut ics Inc . - June 202634

Nectin-4 Therapies Have the Potential to Reach a Large Patient Population >125,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CT-202 Program 35 Context Therapeutics Inc. - June 2026 Selected Cancer indications Incidence (US Only) R/R Incidence Nectin-4 Positive Nectin-4 Med/High Patient Population Based on R/R Incidence Colon 158,850 36,600 87%1 78%2 31,842 Bladder (urothelial) 84,530 18,765 83%3 60%3 15,575 Breast (TNBC) 56,334 11,550 78%3 58%5 9,009 Non-Small Cell Lung 199,586 122,500 64%3 58%6 78,400 Pancreatic 67,530 47,850 71%3 37%3 33,974 Head and Neck 72,680 12,000 59%3 18%3 7,080 Esophageal 22,530 16,290 55%3 24%3 8,960 Gastric 31,510 11,200 94%7 60%4 10,528 Initial indications of interest based on: • Nectin-4 prevalence • Patient population size • Target validation via antibody-drug conjugates (ADCs) Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; Patient population derived from Nectin-4 positive population multiplied by R/R incident population. 1 Kobecki, Int J Mol Sci, 2023; 2 Nikanjan, Can Let, 2025; 3 Challita, Can Res, 2016; 4 Zhang, Oncol Lett, 2018; 5 Zeindler, Front Med, 2019; 6 Takano, Mol Bio, 2009; 7 Muro, ESMO Open, 2025

CT-202 Program

CT-202: Nectin-4 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-Nectin-4
Fab
Silenced Fc
α-CD3
scFv
IgG1
backbone

Novel design incorporating logic gating to spare Nectin-4 in normal tissue

- Because of its expression in healthy epidermal keratinocytes, sweat glands, and hair follicles, Nectin-4 targeted treatments are associated with dermatological side effects
- CT-202 uses pH dependent binding to both Nectin-4 and CD3 to minimize binding to healthy tissues and maximize binding and T cell activation within the tumor microenvironment

Avidity optimized to mitigate CRS risk

- Bivalent Nectin-4 binding to reduce T cell crosslinking in the absence of target
- Steric hindrance of CD3 binding by Fc domain prevents T cell crosslinking by single CT-202 molecules

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

Anticipate Phase 1 First Patient Dosed in Q3 2026

36 Context Therapeutics Inc. - June 2026

CT-202 Program

Two-Pronged Approach to Overcoming Nectin-4 Expression in Skin

Logic Gating Through pH Dependency

30x gain of activity in acidic tumor microenvironment versus healthy cells[1]


Alkaline Healthy Cell Membrane
Acidic Cancer Cell Membrane
HEALTHY CELL
CANCER CELL
Glycocalyx Basic pH
Intracellular Mildly Acidic pH
Intracellular Mildly Basic pH
Glycocalyx Acidic pH
No CT-202 Binding
CT-202 Binding
H+

+

Increased Target Selectivity Through Avidity

High on-/off-rate when bound to Nectin-4 monomer	Avidity-enhanced Nectin-4 binding


Tumor
CD3
T cell

No T cell activation	Potent T cell activation

37 Context Therapeutics Inc. - June 2026

1 Chang, PNAS, 2021

CT-202 Program

CT-202 is Highly Active and Well Tolerated Across In Vivo Models

Complete Tumor Regressions

CT-202 demonstrated similar efficacy in BT474 breast cancer xenograft compared to enfortumab TCE control antibodies in mice


CT-202
Tumor Volume (mm³) Mean ± SEM
Control
CT-202 1 mg/kg
CT-202 0.5 mg/kg
CT-202 0.25 mg/kg
Study Days
Enfortumab TCE
Control
Enfortumab TCE 1 mg/kg
Enfortumab TCE 0.5 mg/kg
Enfortumab TCE 0.25 mg/kg
Study Days

Reduced Cytokine Release

CT-202 treatment resulted in significantly lower IL-6 induction compared to enfortumab TCE benchmark antibodies in NHP


CT-202
IL-6 (pg/mL)
Study hours
CT-202 0.1 mg/kg
CT-202 1 mg/kg
CT-202 5 mg/kg
Enfortumab TCE
30x Higher
IL-6 (pg/mL)
Study hours
Enfortumab TCE 0.1 mg/kg
Enfortumab TCE 1 mg/kg
Enfortumab TCE 5 mg/kg

38 Context Therapeutics Inc. - June 2026

Padcev = enfortumab vedotin

CT-202 Program

CT-202 Competitive Landscape

Competitor TCE programs lack conditional activation, avidity enhancement, and high potency immune activator

Company	Context Therapeutics	Bicycle Therapeutics	Rondo Therapeutics
Asset	CT-202	BT7480[1,2]	RNDO-564[3]
Format	2 + 2 (pH dependent)	1 + 2 (Bicycle)	1 + 1 (Fixed light chain)
Conditionally active	✓	✗	✗
Avidity enhanced	✓	✗	✗
High Affinity CD3	✓	✗	✗
Program Status	Preclinical (Ph 1 FPI expected Q3 2026)	Phase 1 (completed)	Preclinical (Ph 1 late 2025)

1 Bicycle Therapeutics R&D Day, Dec 2023; 2 Hurov, J Immunother Cancer, 2021; 3 PEGS Boston 2024. Information provided in the table above is for illustrative purposes only, is not exhaustive and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

39 Context Therapeutics Inc. - June 2026

Corporate 40 Context Therapeut ics Inc . - June 2026

Anticipated Key Milestones in 2026-2027 • Multiple data inflection points over the next 12 months • Current cash runway into mid-2027 Corporate PROGRAM target 1H 2026 2H 2026 1H 2027 2H 2027 CTIM-76 Claudin 6 (CLDN6) CT-95 Mesothelin (MSLN) CT-202 Nectin-4 Ph 1a Dose Escalation Ph 1a Q3W Dose Evaluation Ph 1b Dose Expansion Ph 1a Dose Escalation Ph 1b Dose Expansion Ph 1a Dose Escalation Context Therapeutics Inc. - June 202641 Reflects current expectations, subject to change

Corporate Experienced Leadership Team Experienced management team Clinical team has developed T cell therapies Our management team is supported by a Board with deep oncology experience Focus on Execution Martin Lehr CEO and Director Alex Levit, Esq Chief Legal Officer Karen Chagin, MD Chief Medical Officer Context Therapeutics Inc. - June 202642 Jennifer Dashnau, PhD SVP Technical Operations Jennifer Minai Chief Financial Officer Chris Beck, MBA SVP Operations

Advancing T Cell Engagers for Solid Tumors © Context Therapeutics 2026

Appendix

Glossary

ADC	Antibody drug conjugate
AE	Adverse event
CAR-T	Chimeric antigen receptor T cell therapy
CD3	Cluster of differentiation 3
CLDN	Claudin
CRS	Cytokine release syndrome
DLT	Dose limiting toxicity
Fab	Fragment antigen-binding region
FIH	First-in-human
FPI	First Patient In (dosed)
FRα	Folate receptor alpha
GPI	Glycosylphosphatidylinositol
IHC	Immunohistochemistry
IND	Investigational new drug
IV	Intravenous
Mabel	Minimum anticipated biologic effect level
MoA	Mechanism of action
MSLN	Mesothelin

MTD	Maximum tolerated dose
N.D.	Not disclosed
ORR	Overall response rate
PFS	Progression free survival
PK	Pharmacokinetic
PR	Partial Response
PROC	Platinum resistant ovarian cancer
QW	Every week
Q3W	Every three weeks
scFv	Single chain variable fragment
SD	Stable Disease
TCE	T cell engager
YE	Year End

44 Context Therapeutics Inc. - June 2026